Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2024	Dec. 31, 2023
Income Tax Disclosure [Abstract]
Income Taxes

(11)    Income Taxes

At the end of each interim period, we make our best estimate of the effective tax rate expected to be applicable for the full calendar year and use that rate to provide for income taxes on a current year-to-date basis before discrete items. If a reliable estimate cannot be made, we may make a reasonable estimate of the annual effective tax rate, including use of the actual effective rate for the year-to-date. The impact of the discrete items is recorded in the quarter in which they occur.

We utilize the balance sheet method of accounting for income taxes and deferred taxes which are determined based on the differences between the financial statements and tax basis of assets and liabilities given the provisions of the enacted tax laws. In assessing the realizability of the deferred tax assets, we considered whether it is more likely than not that some portion or all of the deferred tax assets will not be realized through the generation of future taxable income. In making this determination, we assessed all of the evidence available at the time including recent earnings, forecasted income projections, and historical financial performance. We have fully reserved deferred tax assets as a result of this assessment.

Based on our full valuation allowance against the net deferred tax assets, our effective federal tax rate for the calendar year is zero, and we recorded an immaterial income tax expense in the three months ended March 31, 2024 and 2023. We continue to believe it is more likely than not that some or all of the benefits from its deferred tax assets will not be realized, and accordingly, believe a valuation allowance is still warranted on these assets. Management assesses the available positive and negative evidence, including future reversals of temporary differences, tax-planning strategies and future taxable income, to estimate whether sufficient future taxable income will be generated to permit the use of deferred tax assets. If we conclude it is more likely than not that a portion, or all, of our deferred tax assets will not be realized, the deferred tax asset is reduced by a valuation allowance. A significant piece of objective negative evidence evaluated is the cumulative loss incurred over recent years. Such objective negative evidence limits the ability to consider other subjective positive evidence. The amount of the deferred tax asset considered realizable could be adjusted if estimates of future taxable income change or if objective negative evidence, in the form of cumulative losses, is no longer present and additional weight is given to subjective evidence such as future growth. We evaluate the appropriateness of its valuation allowance on a quarterly basis.

(11)Income Taxes

We utilize the balance sheet method of accounting for income taxes and deferred taxes which are determined based on the differences between the financial statements and tax basis of assets and liabilities given the provisions of the enacted tax laws.

The income tax expenses (benefits) from continuing operations for the years ended December 31, 2023 and 2022, are summarized as follows:

	2023	2022
Federal:
Current	$—	$—
Deferred	—	—
	—	—
State:
Current	9	9
Deferred	—	—
	9	9
Total	$9	$9

The provision for income taxes differs from income taxes computed at the federal statutory tax rates for the years ended December 31, 2023 and 2022, due to the following items:

	2023	2022
Statutory rate	21.0%	21.0%
State and local taxes	3.4	2.0
Change in valuation allowance	(22.0)	(19.0)
Disallowed interest expense on convertible debt	—	—
Prior year true-up	1.0	1.0
Permanent differences	(3.4)	(5.0)
	—%	—%

The income tax effects of temporary differences that give rise to significant portions of the deferred income tax assets and liabilities at December 31, 2023 and 2022, are presented below:

	2023	2022
Deferred tax assets:
NOL carryforwards	$37,322	$30,421
Fixed assets and intangibles	2,565	2,371
Accruals	1,115	815
Inventory	222	76
Charitable contributions	37	35
Right-of-use assets	46	52
Capitalized R&D expenses	10,176	4,613
Stock-based compensation expense	305	76
Total deferred income tax assets	51,788	38,459
Deferred tax liabilities:
Prepaid expenses	(470)	(101)
Total deferred income tax assets and liabilities	51,318	38,358
Less: valuation allowance	(51,318)	(38,358)
Net deferred income tax assets and liabilities	$—	$—

In assessing the realizability of our deferred tax assets, we consider whether it is more likely than not that some portion or all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. We consider the scheduled reversal of deferred tax liabilities, projected future taxable income, and tax planning strategies in making this assessment. As we do not have any historical taxable income, projections of future taxable income over the periods in which the deferred tax assets are deductible, and after consideration of the history of operating losses, we do not believe it is more likely than not that we will realize the benefits of the net deferred tax assets and, accordingly, have established a valuation allowance equal to 100% of net deferred tax assets. The change in the valuation allowance for the years ended December 31, 2023 and 2022 was $13,192 and $8,728, respectively.

As of December 31, 2023, we had net operating losses (“NOLs”) as follows (the NOLs which do not expire are subject to an annual utilization limitation of 80% of taxable income):

	December 31, 2023
	Federal	State
NOLs expiring between 2029 and 2037	$43,912	$81,902
NOLs which do not expire	109,966	26,351
Total NOLs	$153,878	$108,253

The Internal Revenue Code contains provisions that may further limit the net operating loss carryovers available to be used in any one year if certain events occur, including significant changes in ownership interests. Utilization of net operating loss and tax credit carryforwards are subject to a substantial annual limitation due to the ownership change limitations set forth in Section 382 of the Code and similar state provisions. We prepared an Internal Revenue Code 382 analysis to determine the annual limitations on our consolidated net operating loss carryforwards. All of our tax attributes are subject to an annual limitation. Such annual limitations could result in the expiration of the net operating loss and tax credit carryforwards before utilization.

As of December 31, 2023 and 2022, we did not have any unrecognized tax benefits and do not expect that the amount of unrecognized tax benefits will change significantly within the next 12 months. Our accounting policy is to accrue interest and penalties related to unrecognized tax benefits as a component of income tax expense.

We are subject to taxation in the United States, various state jurisdictions, and various foreign jurisdictions. We are subject to income tax examination by U.S. and state tax authorities for the calendar year ended December 31, 2023 and forward. However, to the extent allowed by law, the taxing authorities may have the right to examine prior periods where net operating losses and credits were generated and carried forward, and make adjustments up to the amount of the net operating losses and credits utilized in open tax years.